SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                February 19, 2004
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                Date of Report (Date of earliest event reported)

                                     CEPHEID
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             (Exact name of Registrant as specified in its charter)

        California                 000-0030755                   77-0441625
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(State of incorporation)     (Commission file number)         (I.R.S. Employer
                                                             Identification No.)

                               904 Caribbean Drive
                               Sunnyvale, CA 94089
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          (Address of principal executive offices, including zip code)

                                 (408) 541-4191
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              (Registrant's telephone number, including area code)

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Item 7: Financial Statements and Exhibits

      (c)   Exhibits.

  Number       Description
  ------       -----------
  99.01        Press release dated February 17, 2004.

Item 12: Results of Operations and Financial Condition

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On February 17, 2004, Cepheid issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003 and certain other information. The press release is attached to this report as Exhibit 99.01.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CEPHEID

Date: February 19, 2004                   By: /S/ JOHN L. BISHOP
                                              ----------------------------------
                                              Name: John L. Bishop
                                              Title: Chief Executive Officer

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                                  Exhibit Index

Number              Description
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99.01               Press Release dated February 17, 2004.